UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                December 28, 2005
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       000-50796                                         16-1171179
       ---------                                         ----------
(Commission File Number)                     (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


  Item 5.01.  Changes in Control of Registrant.

     The Company has been made aware that its majority shareholder, Steamboat Industries LLC ("SIL"), has pledged 75,000 shares (the "Pledged Securities") of common stock owned by SIL to an unaffiliated brokerage firm in connection with the incurrence of a loan from such firm as of December 28, 2005. In the event that the Pledged Securities are foreclosed upon following default of the obligations secured thereby, then John V. Holten would no longer control a majority of the voting power of the Company.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION


Date:  December 28, 2005                         By: /s/ MICHAEL K. WOLF
                                                    ----------------------------
                                                    Michael K. Wolf,
                                                    Chief Administrative Officer


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